                            LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                      (INCLUDING THE ASSOCIATED RIGHTS)
                                      OF
                         COMMUNICATIONS CENTRAL INC.
                      PURSUANT TO THE OFFER TO PURCHASE
                             DATED MARCH 20, 1997
                                      BY
                          PHONETEL ACQUISITION CORP.
                         A WHOLLY OWNED SUBSIDIARY OF
                         PHONETEL TECHNOLOGIES, INC.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON WEDNESDAY, APRIL 16, 1997, UNLESS THE OFFER IS EXTENDED.

                       THE DEPOSITARY FOR THE OFFER IS:

                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                By Mail:                      By Hand/Overnight Delivery:
         230 South Tryon Street                  230 South Tryon Street
               11th Floor                              11th Floor
    Charlotte, North Carolina 28288         Charlotte, North Carolina 28288
                   or                                      or
  IBJ Schroeder Bank & Trust Company       IBJ Schroeder Bank & Trust Company
               P.O. Box 84                          One State Street
          Bowling Green Station                 New York, New York 10004
      New York, New York 10274-0084        Attn: Securities Processing Window
          Attn: Reorganization                    Subcellar One (SC-1)
            Operations Dept.

                          By Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (704) 383-8353
                                      or
                                (212) 858-2611

                  Confirm Receipt of Facsimile by Telephone:
                                (704) 374-2775
                                      or
                                (212) 858-2103

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   THIS LETTER OF TRANSMITTAL IS TO BE USED EITHER IF CERTIFICATES ARE TO BE FORWARDED HEREWITH OR IF DELIVERY OF SHARES (AS DEFINED BELOW) IS TO BE MADE BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE DEPOSITORY TRUST COMPANY (HEREINAFTER REFERRED TO AS THE "BOOK-ENTRY TRANSFER FACILITY") PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE (AS DEFINED BELOW). SHAREHOLDERS WHO DELIVER SHARES BY BOOK-ENTRY TRANSFER ARE REFERRED TO HEREIN AS "BOOK-ENTRY SHAREHOLDERS" AND OTHER SHAREHOLDERS ARE REFERRED TO HEREIN AS "CERTIFICATE SHAREHOLDERS."

   Shareholders whose certificates are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

 [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
     ------------------------------------------------------------------------

     Account Number:
     ------------------------------------------------------------------------

     Transaction Code Number:
     ------------------------------------------------------------------------

 [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s)
     ------------------------------------------------------------------------

     Window Ticket Number (if any)
     ------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
     ------------------------------------------------------------------------

     Name of Institution which Guaranteed Delivery
     ------------------------------------------------------------------------

     Account Number:
     ------------------------------------------------------------------------

     Transaction Code Number:
     ------------------------------------------------------------------------

              BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY

                                      DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                    CERTIFICATE(S) TENDERED
        APPEAR(S) ON THE CERTIFICATE(S))                   (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------  ---------------------------------------------------------
                                                                       TOTAL NUMBER OF        NUMBER OF
                                                    CERTIFICATE       SHARES REPRESENTED        SHARES
                                                    NUMBER(S)*        BY CERTIFICATE(S)       TENDERED**
----------------------------------------------  -----------------  ----------------------  --------------
                                                -----------------  ----------------------  --------------

                                                -----------------  ----------------------  --------------

                                                -----------------  ----------------------  --------------

                                                -----------------  ----------------------  --------------

                                                -----------------  ----------------------  --------------

                                                -----------------  ----------------------  --------------
                                                    Total Shares
----------------------------------------------  -----------------  ----------------------  --------------
   *  Need not be completed by Book-Entry Shareholders.
   ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------

 [ ] CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE
     ASSISTANCE IN REPLACING THEM. UPON RECEIPT OF NOTIFICATION BY THIS LETTER OF TRANSMITTAL, THE COMPANY'S STOCK TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to PhoneTel Acquisition Corp., a Georgia corporation (the "Purchaser") and a wholly owned subsidiary of PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), the above-described shares of Common Stock, par value $.01 per share (the "Common Stock"), including the associated rights to purchase shares of Common Stock (the "Rights" and, together with the Common Stock, the "Shares") issued pursuant to the Rights Agreement (as defined below), of Communications Central Inc., a Georgia corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $12.85 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 20, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more direct or indirect wholly owned subsidiaries of PhoneTel the right to purchase Shares tendered pursuant to the Offer.

   The Company has distributed one Right for each outstanding Share of Common Stock pursuant to a Shareholder Rights Agreement, dated as of July 25, 1995, as amended as of March 13, 1997, between the Company and First Union National Bank of North Carolina, as Rights Agent (as amended, the "Rights Agreement"). The Company has represented in the Merger Agreement (as defined in the Offer to Purchase) that it has taken all action which may be necessary under the Rights Agreement so that the execution of the Merger Agreement and any amendments thereto and the consummation of the transactions contemplated thereby will not cause (i) PhoneTel and/or the Purchaser to become an Acquiring Person (as defined in the Rights Agreement), (ii) a Distribution Date, a Stock Acquisition Date or a Triggering Event (as such terms are defined in the Rights Agreement) to occur, irrespective of the number of Shares acquired pursuant to the Offer, and (iii) the Rights Agreement to be applicable to the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger (as defined in the Offer to Purchase).

   Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns, and transfers to, or upon the order of the Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Distributions for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and, subject to the terms of the Merger Agreement, may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser, in its sole discretion.

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned hereby irrevocably appoints Peter G. Graf or Tammy L. Martin, and each of them, and any other designees of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise act (including pursuant to written consent) in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act with respect to, all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting and other rights with respect to such Shares, including voting at any shareholders meeting then scheduled.

   The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchaser and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the tendered Shares. The Purchaser's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

Issue:   [ ] Check   [ ] Certificate(s) to:

Name:
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

Address:
-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

-----------------------------------------------------------------------------
             (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

-----------------------------------------------------------------------------
                                ACCOUNT NUMBER

                        SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be delivered to someone other than the undersigned or to the undersigned at an address other than that appearing under "Description of Shares Tendered."

Deliver:   [ ] Check    [ ] Certificate(s) to:

Name:
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

Address:
-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

-----------------------------------------------------------------------------
             (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                            SHAREHOLDERS SIGN HERE
                  (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                          (SIGNATURE(S) OF OWNER(S))

 Dated:        , 1997

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 5.)

 Name(s):
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                (PLEASE PRINT)
 Capacity (full title):
-----------------------------------------------------------------------------

 Address:
-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

 Daytime Area Code and Telephone Number:
-----------------------------------------------------------------------------

 Tax Identification or Social Security Number:
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                       (SEE SUBSTITUTE FORM W-9 BELOW)

                          GUARANTEE OF SIGNATURE(S)
                  (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
-----------------------------------------------------------------------------

Name:
-----------------------------------------------------------------------------
                                (PLEASE PRINT)

Title:
-----------------------------------------------------------------------------

Name of Firm:
-----------------------------------------------------------------------------

Address:
-----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
-----------------------------------------------------------------------------

Dated:        , 1997

                                 INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution," and collectively, "Eligible Institutions"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders either if certificates for Shares are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, must be received by the Depositary at one of the Depositary's addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedures for book-entry transfer (and a Book Entry Confirmation received by the Depositary), in each case, prior to the Expiration Date, or (ii) the tendering shareholder must comply with the guaranteed delivery procedure set forth below.

   Stockholders whose certificates for Shares are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser (or facsimile thereof), must be received by the Depositary prior to the Expiration Date and (iii) the certificates for (or a Book-Entry Confirmation with respect to) such Shares, together with this properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the National Association of Securities Dealers Automated Quotation National Market is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

   The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (Applicable To Certificate Shareholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

   When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

   6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on the account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for Shares not accepted for payment are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

   8. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, the Purchaser reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders.

   9. Substitute Form W-9. The tendering shareholder (or other payee) is required, unless an exemption applies, to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury, that such number is correct and that the shareholder (or other payee) is not subject to backup withholding. If a tendering shareholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9 before signing such Form. Failure to furnish the correct TIN on the Substitute Form W-9 may subject the tendering shareholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering shareholder (or other payee) pursuant to the Offer may be subject to backup withholding of 31%. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all such payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

   10. Lost or Destroyed Certificates. If any certificate(s) representing Shares has been lost or destroyed, the shareholder should check the appropriate box on the front of the Letter of Transmittal. The Company's stock transfer agent will then instruct such shareholder as to the procedure to be followed in order to replace the certificate(s). The shareholder will have to post a surety bond of approximately 2% of the current market value of the stock. This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed certificates have been followed.

   11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective locations and telephone numbers set forth below.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND CERTIFICATES, OR A BOOK-ENTRY CONFIRMATION, FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY THEREOF) MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                          IMPORTANT TAX INFORMATION

   Under federal income tax law, a shareholder surrendering Shares must, unless an exemption applies, provide the Depositary (as payor) with his correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the shareholder is an individual, his TIN is his social security number. If the correct TIN is not provided, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering shareholder (or other payee) pursuant to the Offer may be subject to backup withholding of 31%.

   Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign shareholder to avoid backup withholding, that person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the Depositary. Exempt shareholders, other than foreign shareholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (2) the shareholder is not subject to backup withholding because (i) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

   The shareholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in
Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

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

                              PAYER'S NAME: FIRST UNION NATIONAL BANK OF NORTH CAROLINA

 -----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT    --------------------------------
FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.        Social Security Number
Department of the Treasury                                                                         OR
Internal Revenue Service                                                            --------------------------------
                                                                                       Employer Identification No.

                                                                                         (If awaiting TIN write
                                                                                             "Applied For")
------------------------------  --------------------------------------------------  -------------------------------
PAYER'S REQUEST FOR              PART II-- For payees NOT subject to backup withholding, see the enclosed Guidelines
 TAXPAYER IDENTIFICATION         for Certification of Taxpayer Identification Number on Substitute Form W-9 and
 NUMBER ("TIN")                  complete as instructed therein.

                                 CERTIFICATION-- Under penalties of perjury, I certify that:
                                 (1) The number shown on this form is my correct taxpayer identification number
                                     (or I am waiting for a number to be issued to me), and

                                 (2) I am not subject to backup withholding because either (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                     Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                     CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                                     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
                                     OF THIS DOCUMENT OTHER THAN THE CERTIFICATES REQUIRED TO AVOID BACKUP
                                     WITHHOLDING.
------------------------------  -----------------------------------------------------------------------------------
SIGNATURE:                                                DATE:
---------------------------------------------             --------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
            WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I CERTIFY UNDER THE PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
(B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

SIGNATURES                                           DATE
--------------------------------------               ------------------------
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
   Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective locations and telephone numbers set forth below:

                   The Information Agent for the Offer is:


                       MACKENZIE PARTNERS, INC. [LOGO]
                              156 Fifth Avenue
                          New York, New York 10010
                       (212) 929-5500 (Call Collect)
                                   or
                       CALL TOLL-FREE (800) 322-2885

                   The Dealer Manager for the Offer is:

                   SOUTHCOAST CAPITAL CORPORATION [LOGO]
                               277 Park Avenue
                                  37th Floor
                           New York, New York 10172
                       CALL TOLL FREE: (888) 696-7222
                        (212) 940-9330 (Call Collect)


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